                                                                    EXHIBIT 99.3

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)
                                 (In thousands)

                                                                                  Pro Forma
                                                                  Historical     Adjustments       Pro Forma
                                                                  ----------     -----------       ---------
Total revenue...................................................   $344,974       $(25,456)(a)    $319,518
                                                                   --------       --------        --------

Operating costs and expenses:
   Cost of sales.................................................   315,757        (25,176)(b)     290,581
   Selling, general and administrative expenses..................    35,730         (2,616)(c)      33,114
   Environmental expense recovery................................    (3,000)           --           (3,000)
   Restructuring charges, net ...................................     3,373            137 (c)       3,510
                                                                   --------       --------        --------
   Total operating costs and expenses ...........................   351,860        (27,655)        324,205
                                                                   --------       --------        --------
   Operating loss................................................    (6,886)         2,199          (4,687)

Other income (expense):
   Other income, net.............................................       228            --              228
   Interest expense, net.........................................   (18,435)          (107)(c)     (18,542)
                                                                   --------       --------        --------
   Loss before income tax provision, minority
     interest and extraordinary item ............................   (25,093)         2,092         (23,001)
Income tax provision ............................................     1,283            554 (c)       1,837
                                                                   --------       --------        --------
   Loss before minority interest and extraordinary
     item                                                          (26,376)          1,538         (24,838)
Minority interest ...............................................     (103)           --              (103)
                                                                   --------       --------        --------
   Loss before extraordinary item ............................... $(26,479)       $  1,538        $(24,941)
                                                                  ========        ========        ========

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(a) Reflects the following:

          Total revenue of EWW and TMS..........................................$(35,840)
          Adjustment of intergroup activity between the above companies and the companies retained by Metallurg..........................  10,384
                                                                                --------
                                                                                $(25,456)
                                                                                ========

(b) Reflects the following:

          Total cost of sales of EWW and TMS....................................$(35,451)
          Adjustment of intergroup activity between the above companies and the companies retained by Metallurg..........................  10,275
                                                                                --------
                                                                                $(25,176)
                                                                                ========


(c) Reflects the activity of EWW and TMS.